EXHIBIT 99.2

         The depositor purchased mortgage loans from IndyMac Bank, F.S.B. pursuant to a pooling and servicing agreement, dated as of December 1, 2004, among IndyMac Bank, as seller and master servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the statistical calculation mortgage loans (other than those removed prior to the closing date) and other similar mortgage loans (together, the "Closing Date Mortgage Loans"). The Closing Date Mortgage Loans and subsequent mortgage loans included in the trust are referred to as the "MORTGAGE LOANS". The Closing Date Mortgage Loans have an aggregate principal balance as of the cut-off date of approximately $749,950,354. The Closing Date Mortgage Loans to be included in loan group I have an aggregate principal balance equal to approximately $368,105,965, and the Closing Date Mortgage Loans to be included in loan group II have an aggregate principal balance equal to approximately $381,844,390.

         As of the cut-off date, the aggregate Stated Principal Balance of the Statistical Calculation Mortgage Loans is approximately $749,950,354. The mortgage loans to be included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

         At origination, 99.93% of the Statistical Calculation Mortgage Loans in loan group I and approximately 97.88% of the Statistical Calculation Mortgage Loans in loan group II had stated terms to maturity of 30 years. Approximately 99.99% of the Statistical Calculation Mortgage Loans provide for payments due on the first day of each month (a "DUE DATE"). Scheduled monthly payments made by the mortgagors on the mortgage loans ("SCHEDULED PAYMENTS") either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

         With the exception of 376 of the Statistical Calculation Mortgage Loans in loan group I and 175 of the Statistical Calculation Mortgage Loans in loan group II, representing approximately 19.93% and 19.51%, respectively, of the Statistical Calculation Mortgage Loans in that loan group, all of the Statistical Calculation Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five, seven or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

         Approximately 80.07% of the Statistical Calculation Mortgage Loans in loan group I and approximately 80.42% of the Statistical Calculation Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and none of the Statistical Calculation Mortgage Loans in loan group I and approximately .07% of the Statistical Calculation Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

         Approximately 1,579 Statistical Calculation Mortgage Loans in loan group I and approximately 1,165 Statistical Calculation Mortgage Loans in group II, representing approximately 70.32% and 64.72% of the cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the "PREPAYMENT CHARGE PERIOD"), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to five years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

         The mortgage rate (the "MORTGAGE RATE") of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The adjustable-rate mortgage loans include 1-year CMT, 2/28 Adjustable Mortgage Loans, 3/27 Adjustable Mortgage Loans, 5/25 Adjustable Mortgage Loans, 7/23

Adjustable Mortgage Loans, 10/20 Adjustable Mortgage Loans, 6-month LIBOR Adjustable Mortgage Loans and 1-year LIBOR Adjustable Mortgage Loans. The rates on these loans adjust periodically on a date (the "ADJUSTMENT DATE"), in most cases, after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its "PERIODIC RATE CAP". The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index. "6-MONTH LIBOR" and "1-YEAR LIBOR" are equal to the average of interbank offered rates for six month or one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the "Money Rates" section of THE WALL STREET JOURNAL as of the first business day of the month before the Adjustment Date. The "1-YEAR CMT" is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the adjustable-rate Statistical Calculation Mortgage Loans.


--------------------------------------------------------------------------------
                               INITIAL                          PERIODIC RATE
                                FIXED            BASE            ADJUSTMENT
                               PERIOD           INDEX              PERIOD
                            -------------    -------------      -------------
1/1 CMT Adjustable
   Mortgage Loans           1 year            1-year CMT            1 year
2/28 LIBOR Adjustable
   Mortgage Loans           2 years          6-month LIBOR          6 mos.
3/27 LIBOR
   Adjustable
   Mortgage Loans           3 years          6-month LIBOR          6 mos.
3/27 LIBOR
   Adjustable
   Mortgage Loans           3 years          1-year LIBOR           1 year
3/27 CMT Adjustable
   Mortgage Loans           3 years           1-year CMT            1 year
5/25 CMT Adjustable
   Mortgage Loans           5 years           1-year CMT            1 year
5/25 LIBOR Adjustable
   Mortgage Loans           5 years          6-month LIBOR          6 mos.
5/25 LIBOR Adjustable
   Mortgage Loans           5 years          1-year LIBOR           1 year
7/23 LIBOR Adjustable
   Mortgage Loans           7 years          6-month LIBOR          6 mos.
10/20 LIBOR
   Adjustable
   Mortgage Loans          10 years          6-month LIBOR          6 mos.
--------------------------------------------------------------------------------


         The 2/28 Adjustable Mortgage Loans will include performance loans ("PERFORMANCE LOANS") that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 6.93% of the Statistical Calculation Mortgage Loans are Performance Loans.

    ALL STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                            CURRENT PRINCIPAL BALANCE


                                                                               % OF AGGREGATE
                                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                       NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
CURRENT MORTGAGE LOAN BALANCE:      MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------------------      --------------      -----------------     -----------------
 11,997  -    50,000 ........             188           $   7,377,405.65              0.98
 50,001  -   100,000 ........             697              54,136,073.24              7.22
100,001  -   150,000 ........             890             111,422,150.37             14.86
150,001  -   200,000 ........             684             119,448,753.58             15.93
200,001  -   250,000 ........             494             110,981,935.19             14.80
250,001  -   300,000 ........             367             100,688,395.75             13.43
300,001  -   350,000 ........             207              66,969,963.62              8.93
350,001  -   400,000 ........             171              64,144,165.96              8.55
400,001  -   450,000 ........              69              29,335,652.73              3.91
450,001  -   500,000 ........              68              32,832,900.24              4.38
500,001  -   550,000 ........              23              12,092,765.61              1.61
550,001  -   600,000 ........              21              12,112,236.13              1.62
600,001  -   650,000 ........              19              12,011,452.94              1.60
650,001  -   700,000 ........               7               4,747,358.57              0.63
700,001  -   750,000 ........               5               3,628,770.05              0.48
750,001  -   800,000 ........               1                 775,000.00              0.10
800,001  -   850,000 ........               2               1,628,819.84              0.22
850,001  -   900,000 ........               2               1,768,460.59              0.24
900,001  -   950,000 ........               2               1,855,200.00              0.25
950,001  - 1,000,000 ........               2               1,992,894.40              0.27
                                    ---------           ----------------         ---------
Total                                   3,919           $ 749,950,354.46            100.00
                                    =========           ================         =========


         As of December 1, 2004, the average current principal balance of the Mortgage Loans is approximately $191,363.

                                  MORTGAGE RATE


                                                                              % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
CURRENT GROSS MORTGAGE RATE        MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-------------------------------    --------------      -----------------     -----------------
 4.250  -  4.499 ..............              1         $     357,000.00              0.05
 4.500  -  4.999 ..............             26             7,496,619.97              1.00
 5.000  -  5.499 ..............             38            12,653,826.10              1.69
 5.500  -  5.999 ..............            142            41,786,547.44              5.57
 6.000  -  6.499 ..............            372            96,880,687.46             12.92
 6.500  -  6.999 ..............            770           167,282,566.68             22.31
 7.000  -  7.499 ..............            558           113,081,827.74             15.08
 7.500  -  7.999 ..............            704           130,051,633.68             17.34
 8.000  -  8.499 ..............            359            55,442,276.76              7.39
 8.500  -  8.999 ..............            385            56,298,906.64              7.51
 9.000  -  9.499 ..............            167            20,166,997.09              2.69
 9.500  -  9.999 ..............            144            18,608,127.59              2.48
10.000  - 10.499 ..............             70             9,058,718.47              1.21
10.500  - 10.999 ..............             69             8,798,012.18              1.17
11.000  - 11.499 ..............             51             5,928,115.01              0.79
11.500  - 11.999 ..............             33             3,168,546.58              0.42
12.000  - 12.499 ..............             20             1,744,439.18              0.23
12.500  - 12.999 ..............              8               882,605.89              0.12
       >= 13.000 ..............              2               262,900.00              0.04
                                       -------         ----------------         ---------
Total                                    3,919         $ 749,950,354.46            100.00
                                       =======         ================         =========


         As of December 1, 2004, the weighted average mortgage rate of the Mortgage Loans is approximately 7.356%.

                                   FICO SCORE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
FICO SCORE:                           MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------      -----------------     -----------------
  0  -  19.....................               8           $   2,139,482.83            0.29
500  - 519.....................             270              41,422,578.59            5.52
520  - 539.....................             347              55,846,520.32            7.45
540  - 559.....................             364              63,328,721.50            8.44
560  - 579.....................             325              58,980,044.31            7.86
580  - 599.....................             535              94,422,768.98           12.59
600  - 619.....................             467              87,219,293.50           11.63
620  - 639.....................             508             113,586,882.58           15.15
640  - 659.....................             362              77,451,099.56           10.33
660  - 679.....................             269              52,863,231.64            7.05
680  - 699.....................             188              38,341,142.36            5.11
700  - 719.....................             107              24,739,636.25            3.30
720  - 739.....................              59              12,902,313.48            1.72
740  - 759.....................              52              11,860,158.47            1.58
760  - 779.....................              32               8,096,444.26            1.08
780  - 799.....................              23               5,715,639.22            0.76
    >= 800.....................               3               1,034,396.61            0.14
                                        -------           ----------------       ---------
Total                                     3,919           $ 749,950,354.46          100.00
                                        =======           ================       =========


         As of December 1, 2004, the weighted average FICO score of the Mortgage Loans is approximately 613.


                                  CREDIT LEVEL


                                                                              % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
       CREDIT LEVEL:               MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-----------------------------      --------------      -----------------     -----------------
0............................              402         $ 107,128,898.67             14.28
 1+..........................            2,393           447,747,896.67             59.70
 1...........................              385            75,931,723.23             10.12
 2...........................              240            40,807,823.59              5.44
 3...........................              236            40,461,903.98              5.40
 4...........................              263            37,872,108.32              5.05
                                     ---------         ----------------         ---------
Total                                    3,919         $ 749,950,354.46            100.00
                                     =========         ================         =========


(1) Credit Levels are assigned as described under the heading "--Underwriting Standards."


                                      LIEN


                                                                              % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
            LIEN:                  MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-----------------------------      --------------      -----------------     -----------------
First Lien...................            3,919         $ 749,950,354.46            100.00
                                     ---------         ----------------         ---------
Total                                    3,919         $ 749,950,354.46            100.00
                                     =========         ================         =========

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                              % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO:      MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-----------------------------      --------------      -----------------     -----------------
12.15-15.00..................                4         $     313,767.74               0.04
15.01-20.00..................                5               369,853.87               0.05
20.01-25.00..................                4               603,282.51               0.08
25.01-30.00..................               13             1,674,078.70               0.22
30.01-35.00..................               24             3,390,079.46               0.45
35.01-40.00..................               26             3,134,407.87               0.42
40.01-45.00..................               25             4,142,520.98               0.55
45.01-50.00..................               88            14,432,026.34               1.92
50.01-55.00..................               82            14,736,171.52               1.96
55.01-60.00..................              122            22,487,583.81               3.00
60.01-65.00..................              166            31,643,783.86               4.22
65.01-70.00..................              358            69,545,275.87               9.27
70.01-75.00..................              311            63,395,508.86               8.45
75.01-80.00..................            1,365           278,660,803.00              37.16
80.01-85.00..................              423            81,859,044.55              10.92
85.01-90.00..................              591           107,198,868.55              14.29
90.01-95.00..................              224            39,275,638.39               5.24
95.01-100.00.................               88            13,087,658.58               1.75
                                     ---------         ----------------         ----------
Total                                    3,919         $ 749,950,354.46             100.00
                                     =========         ================         ==========


          As of December 1, 2004, the weighted average original loan-to-value ratio of the Mortgage Loans is approximately 77.88%.

                          TYPE OF DOCUMENTATION PROGRAM


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
TYPE OF DOCUMENTATION PROGRAM:        MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------      -----------------     -----------------
 Full Documentation.............            2,193         $ 384,402,952.65             51.26
 Stated Documentation...........            1,522           320,690,293.81             42.76
 No Documentation...............               78            16,269,714.61              2.17
 Limited Documentation..........               64            12,827,097.49              1.71
 No Ratio.......................               31             6,540,279.59              0.87
 No Income No Asset ............               17             5,947,375.56              0.79
 Alt Documentation .............               14             3,272,640.75              0.44
                                           ------         ----------------         ---------
Total                                       3,919         $ 749,950,354.46            100.00
                                           ======         ================         =========


                                  LOAN PURPOSE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
           LOAN PURPOSE:              MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------      -----------------     -----------------
 Refinance - Cashout............             2,381        $ 455,009,572.01             60.67
 Purchase.......................             1,371          262,414,364.60             34.99
 Refinance - Rate/Term .........               167           32,526,417.85              4.34
                                         ---------        ----------------         ---------
Total                                        3,919        $ 749,950,354.46            100.00
                                         =========        ================         =========

                                OCCUPANCY TYPE(1)


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
OCCUPANCY TYPE:                       MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------      -----------------     -----------------
Owner Occupied..................             3,477        $ 683,828,371.73             91.18
Non-Owner Occupied..............               381           54,654,041.91              7.29
Second Home.....................                61           11,467,940.82              1.53
                                        ----------        ----------------         ---------
Total                                        3,919        $ 749,950,354.46            100.00
                                        ==========        ================         =========


(1) Based on representations of the related mortgagors at the time of origination.


                                  PROPERTY TYPE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
          PROPERTY TYPE:              MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------      -----------------     -----------------
 Single Family Residence........             2,874        $ 534,024,727.86             71.21
 PUD ...........................               435           93,660,217.55             12.49
 Condominium....................               247           43,412,007.42              5.79
 2 Family.......................               182           41,878,631.76              5.58
 3 Family.......................                53           14,146,477.87              1.89
 Townhouse......................                86           11,999,828.11              1.60
 4 Family.......................                26            6,740,887.16              0.90
 Condo - High Rise>8 Floors.....                15            4,015,734.51              0.54
 Co-Op..........................                 1               71,842.22              0.01
                                         ---------        ----------------         ---------
Total                                        3,919        $ 749,950,354.46            100.00
                                         =========        ================         =========

                                      STATE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
STATE:                                MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------                                --------------      -----------------     -----------------
 California ..................             695            $ 199,802,438.29              26.64
 New York.....................             399               99,200,178.59              13.23
 Florida......................             400               63,179,438.03               8.42
 New Jersey ..................             224               52,241,083.83               6.97
 Maryland.....................             157               31,503,925.89               4.20
 Virginia.....................             147               28,301,455.16               3.77
 Massachusetts................             112               25,908,817.05               3.45
 Texas........................             168               19,964,309.52               2.66
 Illinois.....................             100               18,933,232.65               2.52
 Michigan.....................             154               17,807,819.10               2.37
 Nevada.......................              82               17,747,809.29               2.37
 Georgia......................             113               16,090,662.16               2.15
 Washington...................              79               14,716,400.02               1.96
 Connecticut..................              64               10,664,142.10               1.42
 Pennsylvania.................              91               10,299,179.24               1.37
Other.........................             934              123,589,463.54              16.48
                                        ------            ----------------          ---------
Total                                    3,919            $ 749,950,354.46             100.00
                                        ======            ================          =========

                                    ZIP CODE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
            ZIP CODE:                 MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
            ---------                 --------------      -----------------     -----------------
    11550.......................             12           $   2,883,081.13             0.38
    11717.......................             11               2,592,634.95             0.35
    95206.......................              9               2,392,152.74             0.32
    11787.......................              6               2,368,909.86             0.32
    20002.......................             11               2,309,240.97             0.31
    22193.......................              9               2,012,902.78             0.27
    91709.......................              5               1,967,729.26             0.26
    11590.......................              6               1,830,762.65             0.24
    20011.......................              9               1,820,951.65             0.24
    20744.......................              8               1,670,453.79             0.22
    Other.......................          3,833             728,101,534.68            97.09
                                         ------           ----------------           ------
    Total                                 3,919           $ 749,950,354.46           100.00
                                         ======           ================           ======

                           REMAINING TERM TO MATURITY


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
    REMAINING TERM TO MATURITY:       MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
    ---------------------------       --------------      -----------------     -----------------
        <= 180..................                59        $   7,105,800.94             0.95
    181  - 240..................                 6            1,048,402.82             0.14
    301  - 360..................             3,852          741,609,787.68            98.89
    421  - 473..................                 2              186,363.02             0.02
                                            ------        ----------------        ---------
Total                                        3,919        $ 749,950,354.46           100.00
                                            ======        ================        =========


As of December 1, 2004, the weighted average remaining term to maturity of the Mortgage Loans is approximately 357 months.


                                  PRODUCT TYPE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
PRODUCT:                              MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------                              --------------      -----------------     -----------------
 1 MO LIBOR ARM.................                 1        $     130,710.60             0.02
 1 YR CMT.......................                 3              745,159.70             0.10
 10 YR Fixed....................                 1              127,310.05             0.02
 10/6 MONTH LIBOR...............                 1              442,698.76             0.06
 15 YR Balloon..................                 4              276,316.06             0.04
 15 YR Fixed....................                54            6,702,174.83             0.89
 2/6 MONTH LIBOR................             2,369          417,489,576.06            55.67
 2/6 MONTH LIBOR - 24M IO.......               320           76,134,099.19            10.15
 20 YR Fixed....................                 6            1,048,402.82             0.14
 3/1 YR CMT.....................                69           13,604,550.81             1.81
 3/1 YR CMT - 36M IO............                81           26,060,827.16             3.48
 3/1 YR LIBOR...................                 1              216,909.67             0.03
 3/6 MONTH LIBOR................               154           29,202,255.34             3.89
 3/6 MONTH LIBOR - 36M IO.......                68           18,313,881.76             2.44
 30 YR Fixed ...................               695          129,987,456.43            17.33
 30 YR Fixed - 120M IO..........                29           10,095,008.82             1.35
 40 YR Fixed....................                 2              186,363.02             0.02
 5/1 YR CMT.....................                 6            1,699,368.06             0.23
 5/1 YR CMT - 60MO IO ..........                30            9,783,796.84             1.30
 5/1 YR LIBOR...................                 1              122,482.64             0.02
 5/6 MONTH LIBOR................                 1              130,669.79             0.02
 5/6 MONTH LIBOR - 60M IO.......                22            7,037,836.05             0.94
 7/6 MONTH LIBOR - 84M IO.......                 1              412,500.00             0.06
                                         ---------        ----------------        ---------
Total                                        3,919        $ 749,950,354.46           100.00
                                         =========        ================        =========

                             PREPAYMENT CHARGE TERM


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
 PREPAYMENT CHARGE TERM (MONTHS):     MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
 --------------------------------     --------------      -----------------     -----------------
      0.........................             1,175        $ 243,960,395.84             32.53
     12.........................               181           44,157,289.84              5.89
     24.........................             1,891          338,762,104.09             45.17
     36.........................               666          120,834,707.79             16.11
     60.........................                 6            2,235,856.90              0.30
                                         ---------        ----------------           -------
Total                                        3,919        $ 749,950,354.46            100.00
                                         =========        ================           =======


             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
    INITIAL PERIODIC RATE CAP:        MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
    --------------------------        --------------      -----------------     -----------------
      1.000.....................                 2        $     370,315.99              0.06
      1.500.....................                44            8,849,830.26              1.47
      2.000.....................               198           36,962,564.27              6.14
      3.000.....................             2,815          533,807,598.47             88.74
      5.000.....................                66           20,659,049.06              3.43
      6.000.....................                 3              877,964.38              0.15
                                            ------        ----------------         ---------
Total                                        3,128        $ 601,527,322.43            100.00
                                            ======        ================         =========


            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
PERIODIC RATE CAP:                    MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------                    --------------      -----------------     -----------------
   1.000........................             2,866        $   536,655,805.63           89.22
   1.500........................                63             10,625,823.84            1.77
   2.000........................               199             54,245,692.96            9.02
                                         ---------        ------------------       ---------
Total                                        3,128        $   601,527,322.43          100.00
                                         =========        ==================       =========

                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
GROSS MARGIN:                         MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-------------                         --------------      -----------------     -----------------
   2.250  -   3.000.............               190        $ 60,641,937.02            10.08
   3.001  -   4.000.............                16           4,090,152.78             0.68
   4.001  -   5.000.............             1,250         244,235,943.85            40.60
   5.001  -   6.000.............               899         167,082,145.60            27.78
   6.001  -   7.000.............               638         106,479,524.86            17.70
   7.001  -   8.000.............               112          15,238,939.47             2.53
   8.001  -   9.000.............                18           2,822,685.63             0.47
   9.001  -  10.000.............                 4             784,064.13             0.13
  10.001  -  10.125.............                 1             151,929.09             0.03
                                            ------        ---------------        ---------
Total                                        3,128        $601,527,322.43           100.00
                                            ======        ===============        =========


As of December 1, 2004, the weighted average gross margin of the Mortgage Loans is approximately 5.130%.

               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
MAXIMUM LOAN RATE:                    MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------                    --------------      -----------------     -----------------
  10.125  -  11.000.............                18        $     4,421,537.83          0.74
  11.001  -  12.000.............               174             54,812,876.84          9.11
  12.001  -  13.000.............               779            176,208,853.60         29.29
  13.001  -  14.000.............             1,019            197,242,599.34         32.79
  14.001  -  15.000.............               647            105,068,909.72         17.47
  15.001  -  16.000.............               289             37,558,388.35          6.24
  16.001  -  17.000.............               122             17,320,972.61          2.88
  17.001  -  18.000.............                61              6,854,890.15          1.14
  18.001  -  19.000.............                19              2,038,293.99          0.34
                                            ------        ------------------     ---------
Total                                        3,128        $   601,527,322.43        100.00
                                            ======        ==================     =========


         As of December 1, 2004, the weighted average maximum mortgage rate of the Mortgage Loans is approximately 13.544%.

               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
        MINIMUM LOAN RATE:            MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
        ------------------            --------------       ---------------       ---------------
   2.250  -   3.000.............               189        $  60,553,673.02             10.07
   3.001  -   4.000.............                14            3,710,089.48              0.62
   4.001  -   5.000.............             1,221          240,014,176.11             39.90
   5.001  -   6.000.............               836          152,054,902.55             25.28
   6.001  -   7.000.............               619          102,971,969.39             17.12
   7.001  -   8.000.............               181           30,791,408.07              5.12
   8.001  -   9.000.............                48            7,447,169.29              1.24
   9.001  -  10.000.............                 9            1,661,747.35              0.28
  10.001  -  11.000.............                 3              481,430.04              0.08
  12.001  -  13.000.............                 2              543,286.46              0.09
  13.001  -  14.000.............                 1              260,558.45              0.04
  14.001  -  15.000.............                 3              793,008.65              0.13
  15.001  -  16.000.............                 1              171,903.57              0.03
  17.001  -  17.125.............                 1               72,000.00              0.01
                                            ------        ----------------         ---------
Total                                        3,128        $ 601,527,322.43            100.00
                                            ======        ================         =========


As of December 1, 2004, the weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.246%.

             NEXT RATE ADJUSTMENT DAT6E OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
NEXT ADJUSTMENT DATE:                 MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
---------------------                  --------------      ---------------     ---------------
 04/01/05.......................              2           $     495,650.76            0.08
 10/01/05.......................              1                 167,631.38            0.03
 11/01/05.......................              1                 212,588.16            0.04
 12/01/05.......................              1                 122,709.74            0.02
 01/01/06.......................              1                 193,751.98            0.03
 02/01/06.......................              3                 486,156.17            0.08
 03/01/06.......................              7               1,149,662.17            0.19
 04/01/06.......................              6               1,108,306.22            0.18
 05/01/06.......................             15               2,719,601.18            0.45
 06/01/06.......................             21               4,000,329.82            0.67
 07/01/06.......................             36               8,357,546.33            1.39
 08/01/06.......................             93              20,105,066.40            3.34
 09/01/06.......................            219              44,656,764.69            7.42
 10/01/06.......................            411              80,537,896.97           13.39
 11/01/06.......................            943             173,159,933.58           28.79
 12/01/06.......................            710             118,828,723.00           19.75
 01/01/07.......................            223              38,197,227.00            6.35
 03/01/07.......................              1                  89,420.63            0.01
 04/01/07.......................              4                 455,242.41            0.08
 05/01/07.......................              4                 604,845.89            0.10
 06/01/07.......................              4               1,269,732.00            0.21
 07/01/07.......................             12               2,416,372.65            0.40
 08/01/07.......................             22               5,597,932.96            0.93
 09/01/07.......................             51              11,905,841.27            1.98
 10/01/07.......................            120              35,184,409.96            5.85
 11/01/07.......................             72              15,291,060.97            2.54
 12/01/07.......................             63              11,311,616.00            1.88
 01/01/08.......................             20               3,271,950.00            0.54
 05/01/09.......................              1                 260,518.67            0.04
 07/01/09.......................              3                 992,099.99            0.16
 08/01/09.......................              2                 250,402.63            0.04
 09/01/09.......................             16               5,788,694.99            0.96
 10/01/09.......................             30               9,250,391.30            1.54
 11/01/09.......................              8               2,232,045.80            0.37
 09/01/11.......................              1                 412,500.00            0.07
 09/01/14.......................              1                 442,698.76            0.07
                                      ---------           ----------------       ---------
Total                                     3,128           $ 601,527,322.43          100.00
                                      =========           ================       =========


As of December 1, 2004, the weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 25 months.

  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

         The Mortgage Loans to be included in loan group I consist of 2193 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of December 1, 2004 of $368,105,965, after application of scheduled payments due on or before December 1, 2004 whether or not received and application of all unscheduled payments of principal received prior to December 1, 2004, and subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).


                            CURRENT PRINCIPAL BALANCE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
CURRENT MORTGAGE LOAN BALANCE:        MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------------------        --------------       ---------------       ---------------
    11,997  -    50,000.........                88        $   3,349,922.54              0.91
    50,001  -   100,000.........               376           29,557,731.50              8.03
   100,001  -   150,000.........               568           71,210,775.85             19.35
   150,001  -   200,000.........               454           79,440,937.81             21.58
   200,001  -   250,000.........               340           76,621,445.38             20.82
   250,001  -   300,000.........               241           65,953,915.20             17.92
   300,001  -   350,000.........               107           34,081,168.31              9.26
   350,001  -   400,000.........                 9            3,382,111.54              0.92
   400,001  -   450,000.........                 6            2,528,380.17              0.69
   450,001  -   500,000.........                 4            1,979,576.51              0.54
                                            ------        ----------------         ---------
   Total........................             2,193        $ 368,105,964.81            100.00
                                            ======        ================         =========


As of December 1, 2004, the average current principal balance of the Mortgage Loans in loan group I is approximately $167,855.

                                  MORTGAGE RATE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
CURRENT GROSS MORTGAGE RATE           MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
---------------------------           --------------       ---------------       ---------------
  4.500  -  4.999 ..............              15          $   3,707,552.18                1.01
  5.000  -  5.499 ..............              20              4,878,199.77                1.33
  5.500  -  5.999 ..............              66             13,646,430.75                3.71
  6.000  -  6.499 ..............             173             35,958,366.87                9.77
  6.500  -  6.999 ..............             449             84,863,243.71               23.05
  7.000  -  7.499 ..............             318             55,812,333.44               15.16
  7.500  -  7.999 ..............             415             70,096,676.31               19.04
  8.000  -  8.499 ..............             206             29,248,014.32                7.95
  8.500  -  8.999 ..............             217             30,660,242.60                8.33
  9.000  -  9.499 ..............              86             10,093,089.37                2.74
  9.500  -  9.999 ..............              83             11,171,905.53                3.03
 10.000  - 10.499 ..............              36              4,681,058.74                1.27
 10.500  - 10.999...............              41              5,639,271.87                1.53
 11.000  - 11.499 ..............              28              3,505,371.84                0.95
 11.500  - 11.999...............              23              2,269,876.26                0.62
 12.000  - 12.499...............              11              1,086,638.60                0.30
 12.500  - 12.999...............               4                524,792.65                0.14
        >= 13.000 ..............               2                262,900.00                0.07
                                       ---------          ----------------        ------------
   Total........................           2,193          $ 368,105,964.81              100.00
                                       =========          ================        ============


As of December 1, 2004, the weighted average mortgage rate of the Mortgage Loans in loan group I is approximately 7.497%.

                                   FICO SCORE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
FICO SCORE:                           MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------       ---------------       ---------------
   0  -  19.....................               2          $     294,639.49              0.08
 500  - 519.....................             158             23,875,925.30              6.49
 520  - 539.....................             205             31,949,246.98              8.68
 540  - 559.....................             207             34,383,748.86              9.34
 560  - 579.....................             166             26,733,465.55              7.26
 580  - 599.....................             317             50,107,277.01             13.61
 600  - 619.....................             280             47,706,325.96             12.96
 620  - 639.....................             263             45,493,927.84             12.36
 640  - 659.....................             198             34,522,119.81              9.38
 660  - 679.....................             131             22,825,912.51              6.20
 680  - 699.....................             102             19,511,439.34              5.30
 700  - 719.....................              62             11,725,522.97              3.19
 720  - 739.....................              35              5,769,565.47              1.57
 740  - 759.....................              31              5,864,260.33              1.59
 760  - 779.....................              21              4,459,201.81              1.21
 780  - 797.....................              15              2,883,385.58              0.78
                                       ---------          ----------------      ------------
   Total........................           2,193          $ 368,105,964.81            100.00
                                       =========          ================      ============


As of December 1, 2004, the weighted average FICO score of the Mortgage Loans in loan group I is approximately 609.


                                  CREDIT LEVELS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
CREDIT LEVEL:                         MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-------------                         --------------       ---------------       ---------------
 0 .............................               161        $  34,411,472.56             9.35
 1+.............................             1,391          229,214,009.67            62.27
 1 .............................               199           33,904,787.99             9.21
 2 .............................               140           22,241,656.07             6.04
 3 .............................               145           25,203,355.30             6.85
 4 .............................               157           23,130,683.22             6.28
                                       -----------        ----------------     ------------
   Total........................             2,193        $ 368,105,964.81           100.00
                                       ===========        ================     ============

(1) Credit Levels are assigned as described under the heading "--Underwriting Standards."


                                   LIEN STATUS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
LIEN:                                 MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------      --------------       ---------------       ---------------
First Lien .....................             2,193        $ 368,105,964.81            100.00
                                       -----------        ----------------         ---------
   Total........................             2,193        $ 368,105,964.81            100.00
                                       ===========        ================         =========

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO:         MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-----------------------------         --------------       ---------------       ---------------
  12.15  -  15.00 ..............                3         $     234,382.91             0.06
  15.01  -  20.00 ..............                1                88,000.00             0.02
  20.01  -  25.00 ..............                1                24,992.65             0.01
  25.01  -  30.00 ..............                7             1,153,683.92             0.31
  30.01  -  35.00 ..............               12             1,690,246.23             0.46
  35.01  -  40.00 ..............               13             1,527,275.12             0.41
  40.01  -  45.00 ..............               12             1,662,940.76             0.45
  45.01  -  50.00 ..............               50             9,006,834.72             2.45
  50.01  -  55.00 ..............               54             8,168,973.00             2.22
  55.01  -  60.00 ..............               64            11,448,394.06             3.11
  60.01  -  65.00 ..............               90            16,590,761.03             4.51
  65.01  -  70.00 ..............              189            31,856,211.79             8.65
  70.01  -  75.00 ..............              176            31,095,999.28             8.45
  75.01  -  80.00 ..............              793           132,608,991.70            36.02
  80.01  -  85.00 ..............              244            41,795,137.87            11.35
  85.01  -  90.00 ..............              300            49,221,045.67            13.37
  90.01  -  95.00 ..............              130            21,910,655.15             5.95
  95.01  - 100.00 ..............               54             8,021,438.95             2.18
                                         --------         ----------------        ---------
   Total........................            2,193         $ 368,105,964.81           100.00
                                         ========         ================        =========


As of December 1, 2004, the weighted average original loan-to-value ratio of the Mortgage Loans in loan group I is approximately 77.86%.

                          TYPE OF DOCUMENTATION PROGRAM


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
TYPE OF DOCUMENTATION PROGRAM:        MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------------------        --------------       ---------------       ---------------
Full Documentation .............             1,254        $ 198,400,602.13               53.90
Stated Documentation ...........               867          155,208,071.52               42.16
Limited Documentation ..........                36            6,128,059.13                1.66
No Documentation................                16            3,422,764.60                0.93
No Ratio........................                10            2,290,129.16                0.62
No Income No Asset..............                 4            1,520,000.00                0.41
Alt Documentation...............                 6            1,136,338.27                0.31
                                       -----------        ----------------        ------------
   Total........................             2,193        $ 368,105,964.81              100.00
                                       ===========        ================        ============


                                  LOAN PURPOSE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN PURPOSE:                         MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-------------                         --------------       ---------------       ---------------
 Refinance - Cashout............           1,296          $ 220,665,927.45               59.95
 Purchase ......................             801            132,151,284.15               35.90
 Refinance - Rate/Term .........              96             15,288,753.21                4.15
                                       ---------          ----------------        ------------
   Total........................           2,193          $ 368,105,964.81              100.00
                                       =========          ================        ============

                                OCCUPANCY TYPE(1)


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
OCCUPANCY TYPE:                       MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
---------------                       --------------       ---------------       ---------------
 Owner Occupied                           1,964           $ 334,908,546.97               90.98
 Non-Owner Occupied                         194              28,322,717.95                7.69
 Second Home                                 35               4,874,699.89                1.32
                                      ---------           ----------------        ------------
   Total                                  2,193           $ 368,105,964.81              100.00
                                      =========           ================        ============


         (1) Based on representations of the related mortgagors at the time of origination.


                                  PROPERTY TYPE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
PROPERTY TYPE:                        MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------                        --------------       ---------------       ---------------
 Single Family Residence .......             1,598       $  259,044,173.99              70.37
 PUD ...........................               248           45,236,022.24              12.29
 Condominium ...................               141           22,264,482.81               6.05
 2 Family ......................                93           19,862,717.07               5.40
 3 Family ......................                34            9,298,829.57               2.53
 Townhouse .....................                54            6,857,725.75               1.86
 4 Family ......................                16            3,434,038.86               0.93
 Condo - High Rise>8 Floors ....                 9            2,107,974.52               0.57
                                       -----------       -----------------       ------------
   Total........................             2,193       $  368,105,964.81             100.00
                                       ===========       =================       ============

                                      STATE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
STATE:                                MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------                                --------------       ---------------       ---------------
 California ................             343              $  77,094,898.21              20.94
 New York...................             203                 44,512,018.73              12.09
 Florida....................             255                 38,153,039.53              10.36
 New Jersey.................             125                 26,138,782.42               7.10
 Maryland ..................              89                 16,179,743.50               4.40
 Virginia...................              91                 15,766,139.93               4.28
 Massachusetts..............              56                 11,506,940.16               3.13
 Michigan ..................              94                 10,687,125.75               2.90
 Texas......................              89                 10,675,119.56               2.90
 Georgia....................              72                  9,962,784.77               2.71
 Washington.................              49                  9,106,869.82               2.47
 Illinois ..................              55                  8,706,115.00               2.37
 Connecticut................              42                  7,435,745.09               2.02
 Nevada.....................              39                  7,133,494.78               1.94
 Pennsylvania...............              61                  6,997,745.02               1.90
Other.......................             530                 68,049,402.54              18.49
                                      ------              ----------------          ---------
Total                                  2,193              $ 368,105,964.81             100.00
                                      ======              ================          =========

                                    ZIP CODE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
ZIP CODE:                             MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
---------                             --------------       ---------------       ---------------
 22193..........................               7          $   1,545,995.01             0.42
 11412..........................               6              1,520,687.39             0.41
 11550..........................               7              1,518,002.27             0.41
 11590..........................               5              1,416,762.65             0.38
 11429..........................               5              1,257,618.07             0.34
 20002..........................               6              1,211,454.81             0.33
 11717..........................               5              1,152,105.08             0.31
 95206..........................               5              1,133,033.02             0.31
 92530..........................               4              1,126,237.37             0.31
 90650..........................               4              1,115,231.28             0.30
Other...........................           2,139            355,108,837.86            96.47
                                           -----          ----------------          -------
   Total........................           2,193          $ 368,105,964.81           100.00
                                           =====          ================          =======

                           REMAINING TERM TO MATURITY


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
REMAINING TERM TO MATURITY:           MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
---------------------------           --------------       ---------------       ---------------
     <= 180.....................                 1        $      22,500.00               0.01
 181  - 240.....................                 1              220,340.65               0.06
 301  - 360.....................             2,191          367,863,124.16              99.93
                                       -----------        ----------------       ------------
   Total........................             2,193        $ 368,105,964.81             100.00
                                       ===========        ================       ============


As of December 1, 2004, the weighted average remaining term to maturity of the Mortgage Loans in loan group I is approximately 358 months.


                                  PRODUCT TYPE


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
PRODUCT:                              MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------                              --------------       ---------------       ---------------
 1 MO LIBOR ARM.................                 1        $     130,710.60              0.04
 15 YR Fixed....................                 1               22,500.00              0.01
 2/6 MONTH LIBOR................             1,338          214,248,218.36             58.20
 2/6 MONTH LIBOR - 24M IO.......               242           44,960,442.70             12.21
 20 YR Fixed....................                 1              220,340.65              0.06
 3/1 YR CMT.....................                47            7,143,143.29              1.94
 3/1 YR CMT - 36M IO............                48           10,891,694.37              2.96
 3/1 YR LIBOR...................                 1              216,909.67              0.06
 3/6 MONTH LIBOR................                82           14,079,699.77              3.82
 3/6 MONTH LIBOR - 36M IO.......                44            8,077,561.59              2.19
 30 YR Fixed....................               346           58,690,293.60             15.94
 30 YR Fixed - 120M IO..........                18            3,690,658.82              1.00
 5/1 YR CMT - 60MO IO...........                20            5,021,891.39              1.36
 5/6 MONTH LIBOR - 60M IO.......                 4              711,900.00              0.19
                                       -----------        ----------------      ------------
   Total........................             2,193        $ 368,105,964.81            100.00
                                       ===========        ================      ============

                             PREPAYMENT CHARGE TERM


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
 PREPAYMENT CHARGE TERM (MONTHS):     MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
 --------------------------------     --------------       ---------------       ---------------
   0............................             614         $    109,259,435.02            29.68
  12............................              90               18,409,051.89             5.00
  24............................           1,106              177,885,849.56            48.32
  36............................             383               62,551,628.34            16.99
                                       ---------         -------------------     ------------
   Total........................           2,193         $    368,105,964.81           100.00
                                       =========         ===================     ============


             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP:            MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
--------------------------            --------------       ---------------       ---------------
   1.000........................               1         $        130,710.60              0.04
   1.500........................              26                4,515,909.53              1.48
   2.000........................             115               17,271,448.25              5.65
   3.000........................           1,657              276,905,470.40             90.65
   5.000........................              26                6,005,991.39              1.97
   6.000........................               2                  652,641.57              0.21
                                       ---------         -------------------      ------------
   Total........................           1,827         $    305,482,171.74            100.00
                                       =========         ===================      ============


            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
PERIODIC RATE CAP:                    MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------                    --------------       ---------------       ---------------
   1.000........................             1,671        $   275,878,572.49             90.31
   1.500........................                36              5,360,135.37              1.75
   2.000........................               120             24,243,463.88              7.94
                                       -----------        ------------------      ------------
   Total........................             1,827        $   305,482,171.74            100.00
                                       ===========        ==================      ============

                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
GROSS MARGIN:                         MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
-------------                         --------------       ---------------       ---------------
   2.250  -   3.000.............              90         $     19,977,390.59             6.54
   3.001  -   4.000.............              11                2,401,298.75             0.79
   4.001  -   5.000.............             754              130,545,619.79            42.73
   5.001  -   6.000.............             507               81,413,238.93            26.65
   6.001  -   7.000.............             391               60,338,111.87            19.75
   7.001  -   8.000.............              74               10,806,511.81             3.54
                                       ---------         -------------------       ----------
   Total........................           1,827         $    305,482,171.74           100.00
                                       =========         ===================       ==========


As of December 1, 2004, the weighted average gross margin of the Mortgage Loans in loan group I is approximately 5.237%.

               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
MAXIMUM LOAN RATE:                    MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------                    --------------       ---------------       ---------------
  10.500  -  11.000.............              11          $     2,562,237.78              0.84
  11.001  -  12.000.............              82               17,280,999.45              5.66
  12.001  -  13.000.............             468               89,528,989.93             29.31
  13.001  -  14.000.............             608              103,158,374.11             33.77
  14.001  -  15.000.............             369               55,596,560.77             18.20
  15.001  -  16.000.............             162               20,339,891.58              6.66
  16.001  -  17.000.............              77               11,228,736.12              3.68
  17.001  -  18.000.............              39                4,476,588.00              1.47
  18.001  -  19.00..............              11                1,309,794.00              0.43
                                       ---------          ------------------      ------------
   Total........................           1,827          $   305,482,171.74            100.00
                                       =========          ==================      ============


As of December 1, 2004, the weighted average maximum mortgage rate of the Mortgage Loans in loan group I is approximately 13.670%.

               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                                                 % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                         NUMBER OF        OUTSTANDING AS OF     OUTSTANDING AS OF
MINIMUM LOAN RATE:                    MORTGAGE LOANS       THE CUTOFF DATE       THE CUTOFF DATE
------------------                    --------------       ---------------       ---------------
   2.250  -   3.000.............              89          $    19,889,126.59             6.51
   3.001  -   4.000.............               9                2,021,235.45             0.66
   4.001  -   5.000.............             740              128,740,705.50            42.14
   5.001  -   6.000.............             461               72,623,113.18            23.77
   6.001  -   7.000.............             374               56,363,447.72            18.45
   7.001  -   8.000.............             127               21,257,420.13             6.96
   8.001  -   9.000.............              23                3,838,215.20             1.26
   9.001  -  10.000.............               1                  155,841.82             0.05
  10.001  -  11.000.............               1                   49,779.69             0.02
  12.001  -  12.990.............               2                  543,286.46             0.18
                                       ---------          ------------------     ------------
   Total........................           1,827          $   305,482,171.74           100.00
                                       =========          ==================     ============


As of December 1, 2004, the weighted average minimum mortgage rate of the Mortgage Loans in loan group I is approximately 5.358%.



             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
NEXT ADJUSTMENT DATE:                 MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
---------------------                 --------------     ---------------     ---------------
 04/01/05.......................             1         $        130,710.60          0.04
 02/01/06.......................             2                  217,684.81          0.07
 03/01/06.......................             2                  277,610.89          0.09
 04/01/06.......................             1                  241,412.69          0.08
 05/01/06.......................             9                1,406,880.64          0.46
 06/01/06.......................            11                1,881,051.48          0.62
 07/01/06.......................            17                2,730,287.72          0.89
 08/01/06.......................            63               12,090,963.60          3.96
 09/01/06.......................           134               24,268,171.98          7.94
 10/01/06.......................           249               43,321,139.24         14.18
 11/01/06.......................           507               82,479,353.01         27.00
 12/01/06.......................           442               68,190,392.00         22.32
 01/01/07.......................           143               22,103,713.00          7.24
 04/01/07.......................             2                  322,723.70          0.11
 05/01/07.......................             2                  319,548.92          0.10
 06/01/07.......................             2                  338,882.00          0.11
 07/01/07.......................            10                1,608,920.40          0.53
 08/01/07.......................            11                1,953,893.55          0.64
 09/01/07.......................            33                7,029,441.48          2.30
 10/01/07.......................            58               12,804,922.54          4.19
 11/01/07.......................            43                6,776,010.10          2.22
 12/01/07.......................            44                6,521,766.00          2.13
 01/01/08.......................            17                2,732,900.00          0.89
 05/01/09.......................             1                  260,518.67          0.09
 07/01/09.......................             1                  136,000.00          0.04
 08/01/09.......................             1                  127,919.99          0.04
 09/01/09.......................             8                2,494,467.98          0.82
 10/01/09.......................             9                1,700,119.59          0.56
 11/01/09.......................             4                1,014,765.16          0.33
                                     ---------         -------------------  ------------
   Total........................         1,827         $    305,482,171.74        100.00
                                     =========         ===================  ============


As of December 1, 2004, the weighted average number of months to the next adjustment date for the Mortgage Loans in loan group I is approximately 25 months.

  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

         The Mortgage Loans to be included in loan group II consist of 1726 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of December 1, 2004 of $381,844,390, after application of scheduled payments due on or before December 1, 2004 whether or not received and application of all unscheduled payments of principal received prior to December 1, 2004, and subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).


                                 CURRENT PRINCIPAL BALANCE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT MORTGAGE LOAN BALANCE:        MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
------------------------------        --------------     ---------------     ---------------
    20,984  -    50,000.........             100         $      4,027,483.11          1.05
    50,001  -   100,000.........             321               24,578,341.74          6.44
   100,001  -   150,000.........             322               40,211,374.52         10.53
   150,001  -   200,000.........             230               40,007,815.77         10.48
   200,001  -   250,000.........             154               34,360,489.81          9.00
   250,001  -   300,000.........             126               34,734,480.55          9.10
   300,001  -   350,000.........             100               32,888,795.31          8.61
   350,001  -   400,000.........             162               60,762,054.42         15.91
   400,001  -   450,000.........              63               26,807,272.56          7.02
   450,001  -   500,000.........              64               30,853,323.73          8.08
   500,001  -   550,000.........              23               12,092,765.61          3.17
   550,001  -   600,000.........              21               12,112,236.13          3.17
   600,001  -   650,000.........              19               12,011,452.94          3.15
   650,001  -   700,000.........               7                4,747,358.57          1.24
   700,001  -   750,000.........               5                3,628,770.05          0.95
   750,001  -   800,000.........               1                  775,000.00          0.20
   800,001  -   850,000.........               2                1,628,819.84          0.43
   850,001  -   900,000.........               2                1,768,460.59          0.46
   900,001  -   950,000.........               2                1,855,200.00          0.49
   950,001  - 1,000,000.........               2                1,992,894.40          0.52
                                       ---------         -------------------  ------------
   Total........................           1,726         $    381,844,389.65        100.00
                                       =========         ===================  ============

As of December 1, 2004, the average current principal balance of the Mortgage Loans in loan group II is approximately $221,231.



                                       MORTGAGE RATE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT GROSS MORTGAGE RATE:          MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
----------------------------          --------------     ---------------     ---------------
  4.250  -  4.499...............               1         $        357,000.00        0.09
  4.500  -  4.999...............              11                3,789,067.79        0.99
  5.000  -  5.499...............              18                7,775,626.33        2.04
  5.500  -  5.999...............              76               28,140,116.69        7.37
  6.000  -  6.499...............             199               60,922,320.59       15.95
  6.500  -  6.999...............             321               82,419,322.97       21.58
  7.000  -  7.499...............             240               57,269,494.30       15.00
  7.500  -  7.999...............             289               59,954,957.37       15.70
  8.000  -  8.499...............             153               26,194,262.44        6.86
  8.500  -  8.999...............             168               25,638,664.04        6.71
  9.000  -  9.499...............              81               10,073,907.72        2.64
  9.500  -  9.999...............              61                7,436,222.06        1.95
 10.000  - 10.499...............              34                4,377,659.73        1.15
 10.500  - 10.999...............              28                3,158,740.31        0.83
 11.000  - 11.499...............              23                2,422,743.17        0.63
 11.500  - 11.999...............              10                  898,670.32        0.24
 12.000  - 12.499...............               9                  657,800.58        0.17
 12.500  - 12.875...............               4                  357,813.24        0.09
                                       ---------         -------------------  ----------
   Total........................           1,726         $    381,844,389.65      100.00
                                       =========         ===================  ==========

As of December 1, 2004, the weighted average mortgage rate of the Mortgage Loans in loan group II is approximately 7.220%.




                                        FICO SCORE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
FICO SCORE:                           MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
-----------                           --------------     ---------------     ---------------
   0  -  19.....................               6         $      1,844,843.34          0.48
 500  - 519.....................             112               17,546,653.29          4.60
 520  - 539.....................             142               23,897,273.34          6.26
 540  - 559.....................             157               28,944,972.64          7.58
 560  - 579.....................             159               32,246,578.76          8.44
 580  - 599.....................             218               44,315,491.97         11.61
 600  - 619.....................             187               39,512,967.54         10.35
 620  - 639.....................             245               68,092,954.74         17.83
 640  - 659.....................             164               42,928,979.75         11.24
 660  - 679.....................             138               30,037,319.13          7.87
 680  - 699.....................              86               18,829,703.02          4.93
 700  - 719.....................              45               13,014,113.28          3.41
 720  - 739.....................              24                7,132,748.01          1.87
 740  - 759.....................              21                5,995,898.14          1.57
 760  - 779.....................              11                3,637,242.45          0.95
 780  - 799.....................               8                2,832,253.64          0.74
     >= 800.....................               3                1,034,396.61          0.27
                                       ---------         -------------------  ------------
   Total........................           1,726         $    381,844,389.65        100.00
                                       =========         ===================  ============

As of December 1, 2004, the weighted average FICO score of the Mortgage Loans in loan group II is approximately 617.



                                       CREDIT LEVELS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
CREDIT LEVEL:                         MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
-------------                         --------------     ---------------     ---------------
0...............................             241         $     72,717,426.11         19.04
 1+.............................           1,002              218,533,887.00         57.23
 1..............................             186               42,026,935.24         11.01
 2..............................             100               18,566,167.52          4.86
 3..............................              91               15,258,548.68          4.00
 4..............................             106               14,741,425.10          3.86
                                       ---------         -------------------  ------------
   Total........................           1,726         $    381,844,389.65        100.00
                                       =========         ===================  ============

(1) Credit Levels are assigned as described under the heading "--Underwriting
Standards."


                                        LIEN STATUS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
LIEN:                                 MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
-----                                 --------------     ---------------     ---------------
 First Lien.....................         1,726           $    381,844,389.65     100.00
                                       =======           ===================  =========
   Total........................         1,726           $    381,844,389.65     100.00
                                       =======           ===================  =========



                               ORIGINAL LOAN-TO-VALUE RATIOS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO:         MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
-----------------------------         --------------     ---------------     ---------------
  15.00  -  15.00...............               1          $    79,384.83             0.02
  15.01  -  20.00...............               4              281,853.87             0.07
  20.01  -  25.00...............               3              578,289.86             0.15
  25.01  -  30.00...............               6              520,394.78             0.14
  30.01  -  35.00...............              12            1,699,833.23             0.45
  35.01  -  40.00...............              13            1,607,132.75             0.42
  40.01  -  45.00...............              13            2,479,580.22             0.65
  45.01  -  50.00...............              38            5,425,191.62             1.42
  50.01  -  55.00...............              28            6,567,198.52             1.72
  55.01  -  60.00...............              58           11,039,189.75             2.89
  60.01  -  65.00...............              76           15,053,022.83             3.94
  65.01  -  70.00...............             169           37,689,064.08             9.87
  70.01  -  75.00...............             135           32,299,509.58             8.46
  75.01  -  80.00...............             572          146,051,811.30            38.25
  80.01  -  85.00...............             179           40,063,906.68            10.49
  85.01  -  90.00...............             291           57,977,822.88            15.18
  90.01  -  95.00...............              94           17,364,983.24             4.55
  95.01  - 100.00 ..............              34            5,066,219.63             1.33
                                         -------          --------------         --------
   Total........................           1,726          $381,844,389.65          100.00
                                         =======           ==============        ========

As of December 1, 2004, the weighted average original loan-to-value ratio of the Mortgage Loans in loan group II is approximately 77.91%.




                          TYPE OF DOCUMENTATION PROGRAM


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
TYPE OF DOCUMENTATION PROGRAM:        MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
------------------------------        --------------     ---------------     ---------------
 Full Documentation.............             939         $    186,002,350.52           48.71
 Stated Documentation...........             655              165,482,222.29           43.34
 No Documentation...............              62               12,846,950.01            3.36
 Limited Documentation .........              28                6,699,038.36            1.75
 No Income No Asset.............              13                4,427,375.56            1.16
 No Ratio.......................              21                4,250,150.43            1.11
 Alt Documentation..............               8                2,136,302.48            0.56
                                       ---------         -------------------    ------------
   Total........................           1,726         $    381,844,389.65          100.00
                                       =========         ===================    ============



                                         LOAN PURPOSE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
LOAN PURPOSE:                         MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
-------------                         --------------     ---------------     ---------------
 Refinance - Cashout............           1,085         $   234,343,644.56          61.37
 Purchase.......................             570             130,263,080.45          34.11
 Refinance - Rate/Term..........              71              17,237,664.64           4.51
                                       ---------         ------------------   ------------
   Total........................           1,726         $   381,844,389.65         100.00
                                       =========         ==================   ============




                                            OCCUPANCY TYPE(1)


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
OCCUPANCY TYPE:                       MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
---------------                       --------------     ---------------     ---------------
 Owner Occupied.................           1,513         $    348,919,824.76         91.38
 Non-Owner Occupied.............             187               26,331,323.96          6.90
 Second Home....................              26                6,593,240.93          1.73
                                       ---------         -------------------  ------------
   Total........................           1,726         $    381,844,389.65        100.00
                                       =========         ===================  ============

(1) Based on representations of the related mortgagors at the time of origination.


                                  PROPERTY TYPE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
PROPERTY TYPE:                        MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------                        --------------     ---------------     ---------------
 Single Family Residence........           1,276         $    274,980,553.87       72.01
 PUD............................             187               48,424,195.31       12.68
 2 Family.......................              89               22,015,914.69        5.77
 Condominium....................             106               21,147,524.61        5.54
 Townhouse......................              32                5,142,102.36        1.35
 3 Family.......................              19                4,847,648.30        1.27
 4 Family.......................              10                3,306,848.30        0.87
 Condo - High Rise>8 Floors.....               6                1,907,759.99        0.50
 Co-Op..........................               1                   71,842.22        0.02
                                       ---------         -------------------  ----------
   Total........................           1,726         $    381,844,389.65      100.00
                                       =========         ===================  ==========



                                      STATE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
STATE:                                MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
------                                --------------     ---------------     ---------------
 California...................            352            $   122,707,540.08       32.14
 New York.....................            196                 54,688,159.86       14.32
 New Jersey...................             99                 26,102,301.41        6.84
 Florida......................            145                 25,026,398.50        6.55
 Maryland ....................             68                 15,324,182.39        4.01
 Massachusetts................             56                 14,401,876.89        3.77
 Virginia.....................             56                 12,535,315.23        3.28
 Nevada.......................             43                 10,614,314.51        2.78
 Illinois.....................             45                 10,227,117.65        2.68
 Texas........................             79                  9,289,189.96        2.43
 Michigan.....................             60                  7,120,693.35        1.86
 Georgia......................             41                  6,127,877.39        1.60
 Washington...................             30                  5,609,530.20        1.47
 Colorado.....................             19                  5,057,708.12        1.32
 Arizona......................             21                  4,521,394.69        1.18
Other.........................            416                 52,490,789.42       13.75
                                       ------            ------------------   ---------
Total                                   1,726            $   381,844,389.65      100.00
                                       ======            ==================   =========



                                    ZIP CODE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
ZIP CODE:                             MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
---------                             --------------     ---------------     ---------------
 91709..........................               4          $     1,642,129.26        0.43
 20136..........................               4                1,546,250.00        0.40
 92024..........................               2                1,495,760.65        0.39
 11787..........................               3                1,481,909.86        0.39
 10583..........................               2                1,463,460.59        0.38
 11717..........................               6                1,440,529.87        0.38
 33028..........................               4                1,432,321.88        0.38
 85262..........................               3                1,369,250.00        0.36
 11550..........................               5                1,365,078.86        0.36
 20817..........................               2                1,354,293.53        0.35
Other...........................           1,691              367,253,405.15       96.18
                                           -----          ------------------      ------
   Total........................           1,726          $   381,844,389.65      100.00
                                           =====          ==================      ======



                           REMAINING TERM TO MATURITY


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
REMAINING TERM TO MATURITY:           MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
---------------------------           --------------     ---------------     ---------------
     <= 180.....................              58       $      7,083,300.94           1.86
 181  - 240.....................               5                828,062.17           0.22
 301  - 360.....................           1,661            373,746,663.52          97.88
 421  - 473.....................               2                186,363.02           0.05
                                       ---------       -------------------   ------------
   Total........................           1,726       $    381,844,389.65         100.00
                                       =========       ===================   ============

As of December 1, 2004, the weighted average remaining term to maturity of the Mortgage Loans in loan group II is approximately 355 months.




                                  PRODUCT TYPE


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
PRODUCT:                              MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------                              --------------     ---------------     ---------------
 1 YR CMT.......................               3       $        745,159.70            0.20
 10 YR Fixed....................               1                127,310.05            0.03
 10/6 MONTH LIBOR...............               1                442,698.76            0.12
 15 YR Balloon..................               4                276,316.06            0.07
 15 YR Fixed....................              53              6,679,674.83            1.75
 2/6 MONTH LIBOR................           1,031            203,241,357.70           53.23
 2/6 MONTH LIBOR - 24M IO.......              78             31,173,656.49            8.16
 20 YR Fixed....................               5                828,062.17            0.22
 3/1 YR CMT.....................              22              6,461,407.52            1.69
 3/1 YR CMT - 36M IO............              33             15,169,132.79            3.97
 3/6 MONTH LIBOR................              72             15,122,555.57            3.96
 3/6 MONTH LIBOR - 36M IO.......              24             10,236,320.17            2.68
 30 YR Fixed....................             349             71,297,162.83           18.67
 30 YR Fixed - 120M IO..........              11              6,404,350.00            1.68
 40 YR Fixed....................               2                186,363.02            0.05
 5/1 YR CMT.....................               6              1,699,368.06            0.45
 5/1 YR CMT - 60MO IO...........              10              4,761,905.45            1.25
 5/1 YR LIBOR...................               1                122,482.64            0.03
 5/6 MONTH LIBOR................               1                130,669.79            0.03
 5/6 MONTH LIBOR - 60M IO.......              18              6,325,936.05            1.66
 7/6 MONTH LIBOR - 84M IO.......               1                412,500.00            0.11
                                     -----------       -------------------    ------------
  Total.........................           1,726       $    381,844,389.65          100.00
                                     ===========       ===================    ============



                             PREPAYMENT CHARGE TERM


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
PREPAYMENT CHARGE TERM (MONTHS):      MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------      --------------     ---------------     ---------------
   0............................             561          $   134,700,960.82       35.28
  12............................              91               25,748,237.95        6.74
  24............................             785              160,876,254.53       42.13
  36............................             283               58,283,079.45       15.26
  60............................               6                2,235,856.90        0.59
                                       ---------          ------------------  ----------
   Total........................           1,726          $   381,844,389.65      100.00
                                       =========          ==================  ==========



             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP:            MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------            --------------     ---------------     ---------------
   1.000........................               1         $        239,605.39          0.08
   1.500........................              18                4,333,920.73          1.46
   2.000........................              83               19,691,116.02          6.65
   3.000........................           1,158              256,902,128.07         86.78
   5.000........................              40               14,653,057.67          4.95
   6.000........................               1                  225,322.81          0.08
                                       ---------         -------------------  ------------
   Total........................           1,301         $    296,045,150.69        100.00
                                       =========         ===================  ============


            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
PERIODIC RATE CAP:                    MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
------------------                    --------------     ---------------     ---------------
   1.000........................           1,195       $    260,777,233.14           88.09
   1.500........................              27              5,265,688.47            1.78
   2.000........................              79             30,002,229.08           10.13
                                     -----------       -------------------  --------------
   Total........................           1,301       $    296,045,150.69          100.00
                                     ===========       ===================  ==============



                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
GROSS MARGIN:                         MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
-------------                         --------------     ---------------     ---------------
   2.250  -   3.000.............           100         $     40,664,546.43           13.74
   3.001  -   4.000.............             5                1,688,854.03            0.57
   4.001  -   5.000.............           496              113,690,324.06           38.40
   5.001  -   6.000.............           392               85,668,906.67           28.94
   6.001  -   7.000.............           247               46,141,412.99           15.59
   7.001  -   8.000.............            38                4,432,427.66            1.50
   8.001  -   9.000.............            18                2,822,685.63            0.95
   9.001  -  10.000.............             4                  784,064.13            0.26
  10.001  -  10.125.............             1                  151,929.09            0.05
                                     ---------         -------------------    ------------
   Total........................         1,301         $    296,045,150.69          100.00
                                     =========         ===================    ============

As of December 1, 2004, the weighted average gross margin of the Mortgage Loans in loan group II is approximately 5.020%.



               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
        MAXIMUM LOAN RATE:            MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
        ------------------            --------------     ---------------     ---------------
  10.125  -  11.000.............             7       $      1,859,300.05            0.63
  11.001  -  12.000.............            92             37,531,877.39           12.68
  12.001  -  13.000.............           311             86,679,863.67           29.28
  13.001  -  14.000.............           411             94,084,225.23           31.78
  14.001  -  15.000.............           278             49,472,348.95           16.71
  15.001  -  16.000.............           127             17,218,496.77            5.82
  16.001  -  17.000.............            45              6,092,236.49            2.06
  17.001  -  18.000.............            22              2,378,302.15            0.80
  18.001  -  18.875.............             8                728,499.99            0.25
                                     ---------       -------------------    ------------
   Total........................         1,301       $    296,045,150.69          100.00
                                     =========       ===================    ============

          As of December 1, 2004, the weighted average maximum mortgage rate of the Mortgage Loans in loan group II is approximately 13.414%.



               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
MINIMUM LOAN RATE:                    MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
------------------                    --------------     ---------------     ---------------
   2.250  -   3.000.............             100       $     40,664,546.43         13.74
   3.001  -   4.000.............               5              1,688,854.03          0.57
   4.001  -   5.000.............             481            111,273,470.61         37.59
   5.001  -   6.000.............             375             79,431,789.37         26.83
   6.001  -   7.000.............             245             46,608,521.67         15.74
   7.001  -   8.000.............              54              9,533,987.94          3.22
   8.001  -   9.000.............              25              3,608,954.09          1.22
   9.001  -  10.000.............               8              1,505,905.53          0.51
  10.001  -  11.000.............               2                431,650.35          0.15
  13.001  -  14.000.............               1                260,558.45          0.09
  14.001  -  15.000.............               3                793,008.65          0.27
  15.001  -  16.000.............               1                171,903.57          0.06
  17.001  -  17.125.............               1                 72,000.00          0.02
                                       ---------       -------------------  ------------
   Total........................           1,301       $    296,045,150.69        100.00
                                       =========       ===================  ============


As of December 1, 2004, the weighted average minimum mortgage rate of the Mortgage Loans in loan group II is approximately 5.131%.



             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS


                                                                              % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
NEXT ADJUSTMENT DATE:                 MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
---------------------                 --------------     ---------------     ---------------
 04/01/05.......................               1       $        364,940.16          0.12
 10/01/05.......................               1                167,631.38          0.06
 11/01/05.......................               1                212,588.16          0.07
 12/01/05.......................               1                122,709.74          0.04
 01/01/06.......................               1                193,751.98          0.07
 02/01/06.......................               1                268,471.36          0.09
 03/01/06.......................               5                872,051.28          0.29
 04/01/06.......................               5                866,893.53          0.29
 05/01/06.......................               6              1,312,720.54          0.44
 06/01/06.......................              10              2,119,278.34          0.72
 07/01/06.......................              19              5,627,258.61          1.90
 08/01/06.......................              30              8,014,102.80          2.71
 09/01/06.......................              85             20,388,592.71          6.89
 10/01/06.......................             162             37,216,757.73         12.57
 11/01/06.......................             436             90,680,580.57         30.63
 12/01/06.......................             268             50,638,331.00         17.10
 01/01/07.......................              80             16,093,514.00          5.44
 03/01/07.......................               1                 89,420.63          0.03
 04/01/07.......................               2                132,518.71          0.04
 05/01/07.......................               2                285,296.97          0.10
 06/01/07.......................               2                930,850.00          0.31
 07/01/07.......................               2                807,452.25          0.27
 08/01/07.......................              11              3,644,039.41          1.23
 09/01/07.......................              18              4,876,399.79          1.65
 10/01/07.......................              62             22,379,487.42          7.56
 11/01/07.......................              29              8,515,050.87          2.88
 12/01/07.......................              19              4,789,850.00          1.62
 01/01/08.......................               3                539,050.00          0.18
 07/01/09 ......................               2                856,099.99          0.29
 08/01/09 ......................               1                122,482.64          0.04
 09/01/09 ......................               8              3,294,227.01          1.11
 10/01/09.......................              21              7,550,271.71          2.55
 11/01/09.......................               4              1,217,280.64          0.41
 09/01/11.......................               1                412,500.00          0.14
 09/01/14.......................               1                442,698.76          0.15
                                       ---------       -------------------  ------------
   Total........................           1,301       $    296,045,150.69        100.00
                                       =========       ===================  ============


As of December 1, 2004, the weighted average number of months to the next adjustment date for the Mortgage Loans in loan group II is approximately 26 months.